Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF OPERATIONS - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2023					2022					% Change
	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q	4Q	Full Year	4Q	Full Year
Sales	$14,487	$15,035	$15,962	$14,630	$60,115	$15,901	$14,593	$14,959	$13,830	$59,283	6%	1%

Costs, Expenses and Other
Cost of sales	3,926	4,024	4,264	3,911	16,126	5,380	4,216	3,934	3,881	17,411	1%	-7%
Selling, general and administrative	2,479	2,702	2,519	2,804	10,504	2,323	2,512	2,520	2,687	10,042	4%	5%
Research and development	4,276	13,321	3,307	9,628	30,531	2,576	2,798	4,399	3,775	13,548	*	*
Restructuring costs	67	151	126	255	599	53	142	94	49	337	*	78%
Other (income) expense, net	89	172	126	78	466	708	438	429	(75)	1,501	*	-69%
Income (Loss) Before Taxes	3,650	(5,335)	5,620	(2,046)	1,889	4,861	4,487	3,583	3,513	16,444	*	-89%
Income Tax Provision (Benefit)	825	637	870	(821)	1,512	554	538	330	495	1,918
Net Income (Loss)	2,825	(5,972)	4,750	(1,225)	377	4,307	3,949	3,253	3,018	14,526	*	-97%
Less: Net Income (Loss) Attributable to Noncontrolling Interests	4	3	5	1	12	(3)	5	5	1	7
Net Income (Loss) Attributable to Merck & Co., Inc.	$2,821	$(5,975)	$4,745	$(1,226)	$365	$4,310	$3,944	$3,248	$3,017	$14,519	*	-97%

Earnings (Loss) per Common Share Assuming Dilution (1)	$1.11	$(2.35)	$1.86	$(0.48)	$0.14	$1.70	$1.55	$1.28	$1.18	$5.71	*	-98%

Average Shares Outstanding Assuming Dilution (1)	2,551	2,539	2,546	2,533	2,547	2,537	2,540	2,542	2,548	2,542
Tax Rate	22.6%	-11.9%	15.5%	40.1%	80.0%	11.4%	12.0%	9.2%	14.1%	11.7%

*100% or greater

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

(1) Because the company recorded a net loss in the second and fourth quarters of 2023, no potential dilutive common shares were used in the computation of loss per common share assuming dilution as the effect would have been anti-dilutive.

MERCK & CO., INC.

FOURTH QUARTER AND FULL YEAR 2022 GAAP TO NON-GAAP RECONCILIATION

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2b

	GAAP	Acquisition and Divestiture- Related Costs (1)		Restructuring Costs (2)		(Income) Loss from Investments in Equity Securities		Adjustment Subtotal	Non-GAAP
Fourth Quarter
Cost of sales	$3,881	482		38				520	$3,361
Selling, general and administrative	2,687	39		20				59	2,628
Research and development	3,775	740						740	3,035
Restructuring costs	49			49				49	–
Other (income) expense, net	(75)	(69)				80		11	(86)
Income Before Taxes	3,513	(1,192)		(107)		(80)		(1,379)	4,892
Income Tax Provision (Benefit)	495	(222	)(3)	(32	)(3)	(13	)(3)	(267)	762
Net Income	3,018	(970)		(75)		(67)		(1,112)	4,130
Net Income Attributable to Merck & Co., Inc.	3,017	(970)		(75)		(67)		(1,112)	4,129
Earnings per Common Share Assuming Dilution	$1.18	(0.38)		(0.03)		(0.03)		(0.44)	$1.62

Tax Rate	14.1%								15.6%

Full Year
Cost of sales	$17,411	2,059		205				2,264	$15,147
Selling, general and administrative	10,042	176		94				270	9,772
Research and development	13,548	1,676		30				1,706	11,842
Restructuring costs	337			337				337	–
Other (income) expense, net	1,501	(207)				1,348		1,141	360
Income Before Taxes	16,444	(3,704)		(666)		(1,348)		(5,718)	22,162
Income Tax Provision (Benefit)	1,918	(809	)(3)	(129	)(3)	(294	)(3)	(1,232)	3,150
Net Income	14,526	(2,895)		(537)		(1,054)		(4,486)	19,012
Net Income Attributable to Merck & Co., Inc.	14,519	(2,895)		(537)		(1,054)		(4,486)	19,005
Earnings per Common Share Assuming Dilution	$5.71	(1.14)		(0.21)		(0.42)		(1.77)	$7.48

Tax Rate	11.7%								14.2%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends.  Management believes that providing non-GAAP information enhances investors’ understanding of the company’s results because management uses non-GAAP measures to assess performance.  Management uses non-GAAP measures internally for planning and forecasting purposes and to measure the performance of the company along with other metrics.  In addition, senior management’s annual compensation is derived in part using a non-GAAP pretax income metric.  The non-GAAP information presented should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amounts included in cost of sales primarily reflect expenses for the amortization of intangible assets.  Amounts included in selling, general and administrative expenses reflect integration, transaction and certain other costs related to acquisitions and divestitures.  Amounts included in research and development expenses for the fourth quarter and full year primarily reflect $780 million and $1.7 billion, respectively, of intangible asset impairment charges largely related to nemtabrutinib, which was obtained as part of the 2020 ArQule, Inc. acquisition, and expenses for the amortization of intangible assets, partially offset by a reduction in expenses related to changes in the estimated fair value of liabilities for contingent consideration.  Amounts included in other (income) expense, net, reflect royalty income and decreases in the estimated fair value measurement of liabilities for contingent consideration related to the prior termination of the Sanofi-Pasteur MSD joint venture.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company's formal restructuring programs.

(3) Represents the estimated tax impacts on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

FOURTH QUARTER 2023

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3a

	Global			U.S.			International
	4Q 2023	4Q 2022	% Change	4Q 2023	4Q 2022	% Change	4Q 2023	4Q 2022	% Change
TOTAL SALES (1)	$14,630	$13,830	6	$7,088	$6,279	13	$7,542	$7,551	-
PHARMACEUTICAL	13,141	12,180	8	6,698	5,871	14	6,443	6,309	2
Oncology
Keytruda	6,608	5,450	21	3,972	3,378	18	2,636	2,071	27
Alliance Revenue – Lynparza (2)	315	292	8	168	157	7	147	135	9
Alliance Revenue – Lenvima (2)	226	216	5	181	154	18	45	62	-28
Welireg	72	40	79	68	40	70	4		-
Alliance Revenue – Reblozyl (3)	70	41	69	60	36	68	10	6	74
Vaccines (4)
Gardasil / Gardasil 9	1,871	1,470	27	365	262	39	1,506	1,207	25
ProQuad / M-M-R II / Varivax	545	526	4	402	387	4	143	139	3
RotaTeq	185	139	34	112	82	37	73	57	28
Vaxneuvance	176	138	28	138	132	5	38	6	*
Pneumovax 23	85	145	-42	22	66	-66	62	79	-21
Vaqta	29	39	-24	28	23	24	1	16	-94
Hospital Acute Care
Bridion	429	441	-3	315	257	22	113	183	-38
Prevymis	175	118	49	78	52	49	98	65	50
Dificid	87	67	30	75	57	32	12	10	17
Zerbaxa	61	49	25	33	25	31	28	24	18
Noxafil	46	58	-21	4	13	-72	43	46	-7
Primaxin	39	54	-28		1	N/M	39	53	-27
Cardiovascular
Alliance Revenue - Adempas/Verquvo (5)	108	82	31	102	85	20	6	-2	*
Adempas (6)	66	57	15				66	57	15
Virology
Lagevrio	193	825	-77	10		-	183	825	-78
Isentress / Isentress HD	105	167	-37	50	78	-36	56	89	-38
Neuroscience
Belsomra	54	59	-8	21	19	10	33	39	-17
Immunology
Simponi	171	166	3				171	166	3
Remicade	43	44	-1				43	44	-1
Diabetes (7)
Januvia	547	561	-2	309	290	6	239	271	-12
Janumet	240	353	-32	41	97	-58	198	255	-22
Other Pharmaceutical (8)	595	583	2	144	180	-20	450	406	11
ANIMAL HEALTH	1,278	1,230	4	387	396	-2	891	834	7
Livestock	808	814	-1	158	188	-16	649	626	4
Companion Animal	470	416	13	229	208	10	242	208	16
Other Revenues (9)	211	420	-50	3	12	-75	208	408	-49

*200% or greater

N/M - Not Meaningful

Sum of U.S. plus international may not equal global due to rounding.

(1) Only select products are shown.

(2) Alliance Revenue represents Merck’s share of profits, which are product sales net of cost of sales and commercialization costs.

(3) Alliance Revenue represents royalties.

(4) Total Vaccines sales were $2,962 million in the fourth quarter of 2023 and $2,554 million in the fourth quarter of 2022.

(5) Alliance Revenue represents Merck's share of profits from sales in Bayer's marketing territories, which are product sales net of cost of sales and commercialization costs.

(6) Net product sales in Merck's marketing territories.

(7) Total Diabetes sales were $876 million in the fourth quarter of 2023 and $1,012 million in the fourth quarter of 2022.

(8) Includes Pharmaceutical products not individually shown above.

(9) Other Revenues are comprised primarily of revenues from third-party manufacturing arrangements and miscellaneous corporate revenues, including revenue-hedging activities.  Other Revenues related to the receipt of upfront and milestone payments for out-licensed products were $10 million in the fourth quarter of 2022.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

FULL YEAR 2023

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3b

	Global			U.S.			International
	Full Year 2023	Full Year 2022	% Change	Full Year 2023	Full Year 2022	% Change	Full Year 2023	Full Year 2022	% Change
TOTAL SALES (1)	$60,115	$59,283	1	$28,480	$27,206	5	$31,635	$32,077	-1
PHARMACEUTICAL	53,583	52,005	3	26,539	24,989	6	27,044	27,016	-
Oncology
Keytruda	25,011	20,937	19	15,114	12,686	19	9,897	8,251	20
Alliance Revenue – Lynparza (2)	1,199	1,116	7	607	584	4	592	532	11
Alliance Revenue – Lenvima (2)	960	876	10	657	579	13	303	297	2
Welireg	218	123	77	209	123	70	10		-
Alliance Revenue – Reblozyl (3)	212	166	28	168	123	37	43	43	1
Vaccines (4)
Gardasil / Gardasil 9	8,886	6,897	29	2,083	2,065	1	6,803	4,832	41
ProQuad / M-M-R II / Varivax	2,368	2,241	6	1,837	1,724	7	531	518	3
RotaTeq	769	783	-2	493	508	-3	276	275	-
Vaxneuvance	665	170	*	561	163	*	103	7	*
Pneumovax 23	412	602	-32	127	346	-63	285	256	11
Vaqta	180	173	4	119	95	25	61	78	-21
Hospital Acute Care
Bridion	1,842	1,685	9	1,156	922	25	686	762	-10
Prevymis	605	428	41	264	188	40	341	240	42
Dificid	302	263	15	274	241	14	28	22	25
Zerbaxa	218	169	29	119	89	33	100	79	25
Noxafil	213	238	-11	32	51	-37	181	187	-3
Primaxin	213	239	-11	1	1	-6	211	238	-11
Cardiovascular
Alliance Revenue - Adempas/Verquvo (5)	367	341	8	350	329	6	16	12	41
Adempas (6)	255	238	7				255	238	7
Virology
Lagevrio	1,428	5,684	-75	10	1,523	-99	1,418	4,161	-66
Isentress / Isentress HD	483	633	-24	215	274	-21	268	359	-25
Neuroscience
Belsomra	231	258	-11	81	79	3	150	179	-16
Immunology
Simponi	710	706	1				710	706	1
Remicade	187	207	-9				187	207	-9
Diabetes (7)
Januvia	2,189	2,813	-22	1,151	1,248	-8	1,039	1,565	-34
Janumet	1,177	1,700	-31	223	355	-37	954	1,344	-29
Other Pharmaceutical (8)	2,283	2,319	-2	688	693	-1	1,596	1,628	-2
ANIMAL HEALTH	5,625	5,550	1	1,804	1,822	-1	3,821	3,728	2
Livestock	3,337	3,300	1	700	710	-1	2,637	2,590	2
Companion Animal	2,288	2,250	2	1,104	1,112	-1	1,184	1,138	4
Other Revenues (9)	907	1,728	-48	137	395	-65	770	1,333	-42

*200% or greater

Sum of U.S. plus international may not equal global due to rounding.

(1) Only select products are shown.

(2) Alliance Revenue represents Merck’s share of profits, which are product sales net of cost of sales and commercialization costs.

(3) Alliance Revenue represents royalties and a milestone payment of $20 million received in the first quarter of 2022.

(4) Total Vaccines sales were $13,654 million and $11,297 million on a global basis for December YTD 2023 and 2022, respectively.

(5) Alliance Revenue represents Merck's share of profits from sales in Bayer's marketing territories, which are product sales net of cost of sales and commercialization costs.

(6) Net product sales in Merck's marketing territories.

(7) Total Diabetes sales were $3,701 million and $4,848 million on a global basis for December YTD 2023 and 2022, respectively.

(8) Includes Pharmaceutical products not individually shown above.

(9) Other Revenues are comprised primarily of revenues from third-party manufacturing arrangements and miscellaneous corporate revenues, including revenue-hedging activities.  Other Revenues related to the receipt of upfront and milestone payments for out-licensed products were $118 million and $165 million on a global basis for December YTD 2023 and 2022, respectively.

MERCK & CO., INC.

PHARMACEUTICAL GEOGRAPHIC SALES

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3c

	2023					2022					% Change
	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q	4Q	Full Year	4Q	Full Year
TOTAL PHARMACEUTICAL	$12,721	$13,457	$14,263	$13,141	$53,583	$14,107	$12,756	$12,963	$12,180	$52,005	8	3

United States	6,117	6,570	7,153	6,698	26,539	6,773	5,726	6,620	5,871	24,989	14	6
% Pharmaceutical Sales	48.1%	48.8%	50.1%	51.0%	49.5%	48.0%	44.9%	51.1%	48.2%	48.1%
Europe (1)	2,326	2,401	2,497	2,491	9,715	3,309	2,677	2,427	2,494	10,906	-	-11
% Pharmaceutical Sales	18.3%	17.8%	17.5%	19.0%	18.1%	23.5%	21.0%	18.7%	20.5%	21.0%
China	1,694	1,887	1,674	1,456	6,710	1,113	1,355	1,419	1,216	5,102	20	32
% Pharmaceutical Sales	13.3%	14.0%	11.7%	11.1%	12.5%	7.9%	10.6%	10.9%	10.0%	9.8%
Japan	737	652	1,062	629	3,081	965	1,092	653	832	3,542	-24	-13
% Pharmaceutical Sales	5.8%	4.8%	7.4%	4.8%	5.7%	6.8%	8.6%	5.0%	6.8%	6.8%
Asia Pacific (other than China and Japan)	703	705	636	616	2,661	786	854	702	691	3,034	-11	-12
% Pharmaceutical Sales	5.5%	5.2%	4.5%	4.7%	5.0%	5.6%	6.7%	5.4%	5.7%	5.8%
Latin America	470	566	696	596	2,328	435	453	511	472	1,871	26	24
% Pharmaceutical Sales	3.7%	4.2%	4.9%	4.5%	4.3%	3.1%	3.6%	3.9%	3.9%	3.6%
Eastern Europe/Middle East/Africa	381	370	301	299	1,351	450	339	360	320	1,469	-7	-8
% Pharmaceutical Sales	3.0%	2.7%	2.1%	2.3%	2.5%	3.2%	2.7%	2.8%	2.6%	2.8%
Canada	141	127	133	138	540	189	166	166	158	678	-12	-20
% Pharmaceutical Sales	1.1%	0.9%	0.9%	1.1%	1.0%	1.3%	1.3%	1.3%	1.3%	1.3%
Other	152	179	111	218	658	87	94	105	126	414	73	59
% Pharmaceutical Sales	1.2%	1.6%	0.9%	1.5%	1.4%	0.6%	0.6%	0.9%	1.0%	0.8%

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

(1) Europe represents all European Union countries, the European Union accession markets and the United Kingdom.

MERCK & CO., INC.

OTHER (INCOME) EXPENSE, NET - GAAP

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 4

OTHER (INCOME) EXPENSE, NET

	4Q23	4Q22	Full Year 2023	Full Year 2022
Interest income	$(70)	$(95)	$(365)	$(157)
Interest expense	310	235	1,146	962
Exchange losses	162	17	370	237
(Income) loss from investments in equity securities, net (1)	(99)	59	(340)	1,419
Net periodic defined benefit plan (credit) cost other than service cost	(134)	(71)	(498)	(279)
Other, net	(91)	(220)	153	(681)
Total	$78	$(75)	$466	$1,501

(1) Includes net realized and unrealized gains and losses from investments in equity securities either owned directly or through ownership interests in investment funds.  Unrealized gains and losses from investments that are directly owned are determined at the end of the reporting period, while gains and losses from ownership interests in investment funds are accounted for on a one quarter lag.